UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2006

Commission File Number 0-49659

XRG, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	58-2583457
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

601 Cleveland Street, Suite 820, Clearwater, Florida	33755
(Address of principal executive offices)	(Zip Code)

(727) 475-3060
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

$580,000 Barron Working Capital Advance and Related Restructuring Matters.

                           On February 21, 2006, XRG received $580,000 from Barron Partners, LP (“Barron”) in order to meet interim working capital requirements, which includes the elimination of an overdraft position with Wachovia Bank. The securities acquired by Barron were issued in ten (10) units. Each unit consisted of a $48,000 note, 5,000 shares of Common Stock with a purchase price of $2.00 per share, subject to adjustment and warrants to acquire 10,000,000 shares of XRG’s Common Stock exercisable at $2.00, subject to adjustment. In the aggregate, Barron was issued a $480,000 promissory note bearing interest at twelve percent, 50,000 shares of XRG’s Common Stock at a purchase of $2.00 per share, and warrants to acquire 100,000,000 shares of XRG’s Common Stock exercisable at $2.00 per share.

                           The warrants contained a special adjustment feature that provided that if all holders with most favored nations anti-dilution rights and liquidated damages rights for failure to register securities executed a release and waiver of liquidated damages rights and most favored nations anti-dilution rights (“Release”), then Barron or any other holder thereof agreed that the number of warrants would be reduced to 4,000,000 and the exercise price shall be reduced to $.10 per share. This special adjustment feature was also conditioned upon Ken Steel executing the above referenced Release. XRG was unable to obtain the Releases from the various holders and Mr. Steel, and accordingly the terms of the warrants and shares issued to Barron were not adjusted. In addition, Mr. Steel did not agree to extend the maturity date of his $500,000 promissory note, which matured on December 31, 2005. The shares and warrants issued to Barron have registration rights, most favored nations anti-dilution protection, cashless exercise provisions, and other rights as more fully set forth in the body of the Subscription Agreement and Common Stock Purchase Warrant, copies of which are attached as exhibits.

Item 1.02	Termination of a Material Definitive Agreement

                           On February 20, 2006, XRG and R&R Express, Inc., agreed in principal to terminate the Administrative Services Agreement between XRG, Inc., XRG G&A, Inc., R&R Express, Inc. and Richard Francis, which was originally entered as of April 1, 2005 and amended on or about April 25, 2005. XRG, R&R Express, Inc., and Mr. Francis agreed to a 30-day transition period to relocate the administrative functions, which were managed by R&R Express, Inc. and Mr. Francis at R&R Express, Inc. Pittsburgh’s headquarters back to XRG. In connection with this termination, Mr. Francis agreed to resign as the CEO and director of XRG, effective February 21, 2006.

                           XRG, R&R Express, Inc. and Mr. Francis are in the process of formalizing a final termination agreement. There is no assurance that XRG, R&R Express, Inc. and Mr. Francis will be able to formalize a final termination of the Administrative Services Agreement. XRG is in the process of evaluating its options in connection with this matter. The termination of this relationship also affects XRG’s ability to maintain the business and revenue of R&R Express Intermodal, Inc.

Item 3.02	Unregistered Sales of Equity Securities

                           XRG makes reference to the disclosure set forth in Item 1.01, Entry into a Material Definitive Agreement, regarding the recent $580,000 unit investment by Barron Partners, LP. XRG is currently negotiating with R&R Express, Inc. and Mr. Francis regarding the issuance of up to 300,000 shares of its Common Stock in connection with the termination of the Administrative Services Agreement.

Item 3.03	Material Modification of Rights of Security Holders

                           XRG makes reference to the disclosures set forth in Item 1.01 of this Form 8-K in connection with the $580,000 Barron working capital advance, which includes a description of the inability of XRG to obtain releases from the holders of liquidated damages and most favored nations rights and the rights granted to Barron in connection with this financing. Reference is also made of the exhibits attached this Form 8-K regarding these matters, the terms of which are incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                           Effective February 21, 2006, Mr. Francis resigned as our Chief Executive Officer and a Director. XRG appointed Eddie R. Brown as its new Chief Executive Officer, effective immediately. Reference is made to the press releases attached as exhibits to this Form 8-K filing for additional information regarding the appointment of Mr. Brown and the termination of the R&R Express, Inc. Administrative Services Agreement. In addition, a copy of Mr. Francis’ written resignation is also attached as an exhibit to this Form 8-K.

Item 8.01	Other Events

                           XRG has not filed its Form 10-QSB for the quarter ended December 31, 2005. XRG does not currently have the cash resources to pay outstanding fees to its auditors and consultants necessary for the preparation of this filing. Accordingly, it is anticipated that XRG will lose its listing privileges on the OTC.BB and that its shares will be traded in the pink sheets.

                           From time to time XRG received notices from Express Freight, Inc. that a “Major Funding Default” has occurred pursuant to the terms of the Settlement Agreement entered into in April 2005. We continue to be exposed to the risk that Express Freight, Inc. will terminate its Terminal Agreement, which may have a material adverse effect on the financial position of XRG because of the reduction in revenues associated with this Terminal Agreement. We are currently in negotiations with the shareholders of Express Freight, Inc. regarding the relocation of our administrative functions to their facilities. However, we have been unable to reach an agreement on terms with these parties regarding employment agreements, the issuance of additional stock and reimbursement of other associated expenses. We are unable to predict whether we will be able to resolve these outstanding matters, and whether such parties will elect to terminate the existing Terminal Agreement.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 6, 2006	XRG, INC.

	By:	/s/ Jay E. Ostrow
	Print Name:	Jay E. Ostrow
	Title:	Principal Accounting Officer

EXHIBITS TO FORM 8-K

Exhibit No.	Description

Exhibit 10.1	Subscription Agreement with Barron Partners, LP.

Exhibit 10.2	Copy of $480,000 Promissory Note, payable to Barron Partners, LP.

Exhibit 10.3	Copy of Common Stock Purchase Warrant for 100,000,000 shares of Barron Partners, LP.

Exhibit 10.4	Written resignation of Richard S. Francis dated February 21, 2006.

Exhibit 99.1	Press Release announcing Richard S. Francis stepping down as Chief Executive Officer and establishing an in-house G&A Services.

Exhibit 99.2	Press Release announcing Eddie R. Brown as Chief Executive Officer.